National Fuel Gas Company

6.50% Notes due 2022

Underwriting Agreement

September 12, 2002

Goldman, Sachs & Co.,
Edward D. Jones & Co., L.P.
   As representatives (the "Representatives")
   of the several Underwriters (the "Underwriters")
   named in Schedule I hereto,
c/o Goldman, Sachs & Co.
85 Broad Street,
New York, New York 10004

Ladies and Gentlemen:

         National Fuel Gas Company,  a New Jersey corporation (the "Company"),  proposes,  subject to the terms and conditions  stated  herein,  to issue and sell to the  Underwriters  named in  Schedule  I hereto an  aggregate  of
$97,700,000 principal amount of the Company's 6.50% Notes due 2022 (the "Securities").

1.       The Company represents and warrants to, and agrees with, each of the Underwriters that:

(a)      The Company has filed with the  Securities  and Exchange  Commission  (the  "Commission")  a  registration statement on Form S-3 (No.  333-83497)  (the "Initial  Registration  Statement")  for the  registration of
         $625,000,000  in  aggregate  offering  price of its debt  securities  and  common  stock,  $1.00 par value
         (together with the common stock rights  appurtenant  thereto) under the Securities Act of 1933, as amended
         (the "Securities Act"). The Initial Registration  Statement and any post-effective  amendment thereto have been declared  effective by the Commission and have  heretofore been delivered to the  Representatives  in the form so declared  effective,  together  with all exhibits  thereto and all documents  incorporated  by
         reference  in  the  prospectus   contained  therein.  No  other  document  with  respect  to  the  Initial
         Registration  Statement  or  document  incorporated  by  reference  therein has  heretofore  been filed or transmitted for filing with the Commission (other than  prospectuses  filed pursuant to Rule 424(b) of the rules and  regulations of the  Commission  under the  Securities  Act);  and no stop order  suspending the effectiveness  of the Initial  Registration  Statement or any  post-effective  amendment  thereto has been issued and no  proceeding  for that  purpose has been  initiated  or  threatened  by the  Commission  (any preliminary  prospectus  relating to the Securities and filed with the Commission  pursuant to Rule 424(b)
         under the  Securities  Act is  hereinafter  called a  "Preliminary  Prospectus";  the various parts of the
         Initial Registration  Statement and any post-effective  amendment thereto,  including all exhibits thereto and the  documents  incorporated  by reference  in the  prospectus  contained in the Initial  Registration
         Statement at the time such part of the Initial  Registration  Statement  became  effective  but  excluding
         Form T-1,  each as amended at the time such part of the Initial  Registration  Statement became effective, are  hereinafter  collectively  called the  "Registration  Statement";  the  prospectus  contained  in the
         Initial Registration  Statement,  in the form in which it has most recently been filed, or transmitted for filing,  with the  Commission  on or  prior  to the date of this  Agreement,  is  hereinafter  called  the
         "Prospectus";  any reference  herein to any  Preliminary  Prospectus or the Prospectus  shall be deemed to refer to and include the documents  incorporated  by reference  therein  pursuant to the  applicable  form under the Securities Act (the  "Incorporated  Documents"),  as of the date of such Preliminary  Prospectus or the  Prospectus,  as the case may be; any reference to any  amendment or supplement to any  Preliminary
         Prospectus or the  Prospectus  shall be deemed to refer to and include any documents  filed after the date of such Preliminary  Prospectus or the Prospectus,  as the case may be, under the Securities  Exchange Act of 1934, as amended (the "Exchange Act"),  and  incorporated by reference in such  Preliminary  Prospectus or the  Prospectus,  as the case may be;  any  reference  to any  amendment  to the  Initial  Registration
         Statement  shall be deemed to refer to and include  any annual  report of the  Company  filed  pursuant to
         Section  13(a)  or 15(d)  of the  Exchange  Act  after  the  effective  date of the  Initial  Registration
         Statement  that is  incorporated  by reference in the  Registration  Statement;  and any  reference to the
         Prospectus  as  amended  or  supplemented  shall be  deemed  to  refer to the  Prospectus  as  amended  or supplemented  in relation to the Securities in the form in which it is filed with the Commission  pursuant to Rule 424(b) under the  Securities Act in accordance  with Section 5(a) hereof,  including any documents incorporated by reference therein as of the date of such filing);

(b)      (i) At the  date of this  Agreement  and at the  time of any  further  amendments  or  supplements  to the
         Registration Statement or the Prospectus relating to the Securities,  each of the Registration  Statement, any Preliminary  Prospectus and the Prospectus  conform and will conform in all material respects with the applicable  provisions of the Securities Act and the Trust  Indenture Act of 1939, as amended (the "Trust
         Indenture Act"), and in each case the rules and regulations of the Commission  thereunder,  or pursuant to said  rules  and  regulations  have  been or will be  deemed  to  comply  therewith;  (ii) at the time the
         Registration  Statement and any amendment thereto became  effective,  at the date of this Agreement and at the  time  any  further  amendments  to the  Registration  Statement  relating  to the  Securities  become effective,  the  Registration  Statement  did not,  does not or will not contain an untrue  statement of a material  fact or omit to state a material  fact  required to be stated  therein or  necessary to make the statements  therein not  misleading;  (iii) at the date of this Agreement and as of the applicable  filing date as to the  Prospectus  and any  amendment  or  supplement  thereto  relating to the  Securities,  the
         Prospectus as amended or supplemented  does not or will not contain an untrue  statement of material fact, or does not or will not omit to state a  material  fact  necessary  in order to make the  statements  made therein,  in the  light of  circumstances  under  which  they  were  made,  not  misleading;  and (iv) the
         Incorporated  Documents,  when filed,  complied,  comply or will comply in all material  respects with the applicable  provisions  of the Exchange Act and the rules and  regulations  of the  Commission  thereunder and, when read together with the Prospectus as amended or  supplemented,  did not contain,  do not contain and will not contain an untrue  statement of a material  fact or omit to state a material fact required to be stated therein or necessary to make the statements  therein,  in the light of the  circumstances  under which  they  were  made,  not  misleading;  provided,  however,  that the  foregoing  representations  and warranties in this Section 1(b) shall not apply to  statements  or omissions  made in reliance upon and in conformity  with  information  furnished in writing to the Company by or on behalf of any  Underwriter for use in connection  with the  preparation  of the  Registration  Statement or the  Prospectus as amended or supplemented;

(c)      The  consummation of the  transactions  herein  contemplated  and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default  under,  or result in the creation or imposition of any lien,  charge or encumbrance  upon any property or assets of the Company pursuant to, (i) the Company's Restated  Certificate of Incorporation or By-Laws,  each as amended, or any indenture,  mortgage,  deed of trust or other  agreement or  instrument to which the Company or any of its
         Subsidiaries  (as defined in Section  1(g)  hereof) is now a party or (ii) any order,  rule or  regulation applicable  to the Company of any court or any  federal or state  governmental  body  having  jurisdiction over the Company or its properties;

(d)      The summary of the terms of the Securities  contained in the Registration  Statement and the Prospectus as
         amended  or  supplemented  fairly  and  accurately  summarizes  the  provisions  thereof  required  to  be summarized by the registration statement form;

(e)      The financial  statements  incorporated by reference in the  Registration  Statement and the Prospectus as
         amended or  supplemented  present  fairly the  financial  position  of the  Company  and its  consolidated subsidiaries  as at the dates  indicated and the results of their  operations  for the periods  specified;
         except as otherwise  stated in the  Registration  Statement and the Prospectus as amended or supplemented, such financial  statements have been prepared in conformity with generally accepted accounting  principles
         applied  on  a  consistent  basis;  and  any  supporting  schedules   incorporated  by  reference  in  the
         Registration  Statement  and the  Prospectus as amended or  supplemented  present  fairly the  information required to be stated therein;

(f)      The Company has been duly  incorporated  and is validly  existing as a corporation  in good standing under the laws of the State of New Jersey  with  corporate  power and  authority  to own,  lease and operate its properties  and to conduct its business as described in the  Prospectus  as amended or  supplemented;  and the Company is duly  qualified as a foreign  corporation  to transact  business and is in good standing in each jurisdiction in which such  qualification is required,  whether by reason of the ownership or leasing of property or the conduct of business,  except where the failure to so qualify  would not have a material adverse  effect on the  condition,  financial  or  otherwise,  the  earnings,  or business  affairs of the
         Company and its subsidiaries considered as one enterprise;

(g)      Each of  National  Fuel Gas  Distribution  Corporation,  National  Fuel  Gas  Supply  Corporation,  Seneca
         Resources  Corporation,  Horizon Energy  Development,  Inc.,  National Fuel  Resources,  Inc. and Highland
         Forest  Resources,  Inc. is a subsidiary of the Company  (each,  a  "Subsidiary"  and,  collectively,  the
         "Subsidiaries"),  has been duly  incorporated  and is validly  existing as a corporation  in good standing under the laws of the jurisdiction of its  incorporation,  has corporate power and authority to own, lease and operate its  properties  and to conduct its  business as  described  in the  Prospectus  as amended or supplemented and is duly qualified as a foreign  corporation to transact  business and is in good standing in each  jurisdiction  in which such  qualification  is  required,  whether by reason of the  ownership or leasing of property or the conduct of business,  except  where the failure to so qualify  would not have a material  adverse effect on the condition,  financial or otherwise,  the earnings or the business  affairs of the  Company and its  subsidiaries  considered  as one  enterprise;  all of the issued and  outstanding capital stock of each such  Subsidiary  has been duly  authorized  and validly  issued,  is fully paid and non-assessable  and is owned by the  Company,  directly  or  through  subsidiaries,  free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim;

(h)      No  authorization,  approval or consent of any court or  governmental  authority or agency  (including the
         Federal  Energy  Regulatory  Commission)  is  necessary  in  connection  with the  sale of the  Securities hereunder,  except such as may be required  under the  Securities  Act,  the Trust  Indenture  Act and the
         Public Utility Holding Company Act of 1935, as amended (the "Holding  Company Act"),  and in each case the rules and regulations of the Commission thereunder, or state securities or Blue Sky laws;

(i)      The  Commission has issued an  appropriate  order under the Holding  Company Act dated March 20, 1998 with respect to the issuance  and sale of the  Securities,  which  remains in full force and effect on the date hereof, authorizing the issuance and sale by the Company of the Securities;

(j)      Since  the  most  recent  date as of which  information  is given  in the  Registration  Statement  or the
         Prospectus as amended or  supplemented,  there has not been any material  adverse  change in the business, properties  or  financial  condition of the Company and its  subsidiaries  considered  as one  enterprise, except as set forth in or  contemplated  by the  Registration  Statement  and  Prospectus  as  amended  or supplemented;  since such dates, there has not been any material  transaction  entered into by the Company other  than  transactions  disclosed  by the  Registration  Statement  and the  Prospectus  as  amended or supplemented  and  transactions  in the  ordinary  course  of  business;  and,  except  as set forth in or contemplated by the  Registration  Statement and the Prospectus as amended or  supplemented,  there are no legal or governmental  proceedings  pending to which the Company or any of its  subsidiaries is a party or of which any  property  of the  Company or any of its  subsidiaries  is the subject  that,  if  determined adversely  to the  Company or any of its  subsidiaries,  would  individually  or in the  aggregate  have a material adverse effect on the current or future financial  position,  shareholders'  equity or results of operations  of the Company and its  subsidiaries  considered  as one  enterprise;  and, to the best of the
         Company's  knowledge,  except  as set  forth in or  contemplated  by the  Registration  Statement  and the
         Prospectus  as  amended  or   supplemented,   no  such  proceedings  are  threatened  or  contemplated  by governmental authorities or threatened by others;

(k)      The Securities  have been duly  authorized by the Company and, when the Securities have been duly executed by the Company and  authenticated by The Bank of New York, as trustee (the "Trustee"),  in accordance with the provisions of the Indenture (as defined  below) and upon payment and delivery in accordance  with this
         Agreement,  the Securities will constitute  valid and legally binding  obligations of the Company entitled to the benefits  provided by the  Indenture;  the  Indenture  has been duly  authorized by the Company and qualified  under the Trust  Indenture Act and  constitutes a valid and legally  binding  instrument of the
         Company;  and the Indenture  dated as of October 1, 1999 between the Company and the Trustee (as it may be amended or  supplemented  and including the terms of the  Securities  established  pursuant to Section 301 thereof,  the "Indenture") is, and the Securities,  when executed and  authenticated  and upon payment and delivery as aforesaid,  will be enforceable in accordance with their respective terms,  except as the same
         may  be  limited  by  (i)  bankruptcy,   insolvency,   reorganization,   fraudulent  transfer,  fraudulent
         conveyance,  moratorium or other similar laws affecting the enforcement of creditors'  rights and remedies generally  and  (ii) the  application  of  general  principles  of  equity  (regardless  of  whether  such enforceability  is considered in a proceeding in equity or at law),  including,  without  limitation,  (A)
         the  possible  unavailability  of  specific  performance,  injunctive  relief or any other  remedy and (B)
         concepts of materiality, reasonableness, good faith, fair dealing and equitable subordination;

(l)      PricewaterhouseCoopers  LLP,  who have  certified  certain  financial  statements  of the  Company and its consolidated  subsidiaries,  are independent  public accountants as required by the Securities Act and the rules and regulations of the Commission thereunder; and

(m)      The Company is not and,  after giving  effect to the offering and sale of the  Securities,  will not be an
         "investment  company" or an entity  "controlled" by an "investment  company," as such terms are defined in the Investment Company Act of 1940, as amended.

2.       Subject to the terms and  conditions  herein set forth,  the  Company  agrees to issue and sell to each of the Underwriters,  and each of the Underwriters  agrees,  severally and not jointly,  to purchase from the Company, at a purchase  price of 97.1% of the  principal  amount  thereof,  the  principal  amount of  Securities  set forth opposite the name of such Underwriter in Schedule I hereto.

3.       Upon the authorization by the Representatives of the release of the Securities,  the several  Underwriters propose to offer the Securities for sale upon the terms and conditions set forth in the Prospectus.
4.       (a)      The Securities to be purchased by each  Underwriter  hereunder will be represented by one or more definitive  global  Securities  in  book-entry  form that will be deposited by or on behalf of the Company with The
Depository Trust Company ("DTC") or its designated  custodian.  The Company will deliver the Securities to Goldman,
Sachs & Co.,  for the  account of each  Underwriter,  against  payment by or on behalf of such  Underwriter  of the purchase price  therefor by wire transfer of Federal  (same-day)  funds to the account  specified by the Company to
Goldman,  Sachs & Co. at least 48 hours in  advance,  by causing  DTC to credit the  Securities  to the  account of
Goldman,  Sachs & Co. at DTC.  The Company  will cause the  certificates  representing  the  Securities  to be made available to Goldman,  Sachs & Co. for checking at least 24 hours prior to the Time of Delivery (as defined  below)
at the office of DTC or its designated  custodian  (the  "Designated  Office").  The time and date of such delivery and  payment  shall be 9:30 a.m.,  New York City time,  on  September  18,  2002 or such other time and date as the
Representatives  and the  Company  may agree upon in  writing.  Such time and date are herein  called the "Time of
Delivery."

         (b)      The  documents  to be  delivered  at the Time of Delivery  by or on behalf of the parties  hereto pursuant  to  Section 7 hereof,  including  the  cross-receipt  for the  Securities  and any  additional  documents requested by the  Underwriters  pursuant to Section 7(h) hereof,  will be delivered at the offices of Thelen Reid &
Priest, 40 West 57th Street, New York, New York (the "Closing  Location"),  and the Securities will be delivered at the Designated  Office,  all at the Time of Delivery.  A meeting will be held at the Closing Location at 2:00 p.m.,
New York City time, on the Business Day (as defined  below)  preceding  the Time of Delivery,  at which meeting the final drafts of the documents to be delivered  pursuant to the  preceding  sentence will be available for review by the  parties  hereto.  For the  purposes  of this  Section  4,  "Business  Day" shall  mean each  Monday,  Tuesday,
Wednesday,  Thursday  and Friday that is not a day on which  banking  institutions  in New York City are  generally authorized or obligated by law or executive order to close.

5.       The Company agrees with each of the Underwriters:

(a)      To prepare the Prospectus as amended or  supplemented  in relation to the Securities in a form approved by the  Representatives  and to file such  Prospectus  pursuant to Rule 424(b) under the  Securities  Act not later than the  Commission's  close of business on the second  Business Day  following  the  execution and delivery of this  Agreement or, if  applicable,  such earlier time as may be required by such Rule 424(b);
         to make no further  amendment  or any  supplement  to the  Registration  Statement  or the  Prospectus  as
         amended or  supplemented  after the date of this  Agreement  relating to the  Securities  and prior to the
         Time of Delivery that shall be reasonably  disapproved by the  Representatives  promptly after  reasonable notice  thereof;  to advise the  Representatives  promptly of any such  amendment or supplement  after the
         Time of Delivery and furnish the  Representatives  with copies  thereof;  to file promptly all reports and any  definitive  proxy or information  statements  required to be filed by the Company with the Commission pursuant  to Section  13(a),  13(c),  14 or 15(d) of the  Exchange  Act for so long as the  delivery  of a prospectus is required in  connection  with the offering or sale of the  Securities,  and during such same period to advise the  Representatives,  promptly after it receives  notice  thereof,  of the time when any amendment to the  Registration  Statement  has been filed or becomes  effective or any  supplement  to the
         Prospectus  or any  amended  Prospectus  has  been  filed  with the  Commission,  of the  issuance  by the
         Commission of any stop order or of any order  preventing or suspending the use of any prospectus  relating to the Securities,  of the suspension of the  qualification  of the Securities for offering or sale in any jurisdiction,  of the initiation or threatening of any proceeding for any such purpose,  or of any request by the Commission for the amending or  supplementing  of the  Registration  Statement or the Prospectus or
         for  additional  information;  and,  in the event of the  issuance  of any such stop  order or of any such order  preventing or suspending  the use of any  prospectus  relating to the  Securities or suspending any such qualification,  to promptly use its commercially  reasonable best efforts to obtain the withdrawal of such order;

(b)      Promptly from time to time to take such action as the  Representatives  may reasonably  request to qualify
         the  Securities  for  offering  and  sale  under  the  securities  laws  of  such   jurisdictions  as  the
         Representatives  may  request and to comply  with such laws so as to permit the  continuance  of sales and dealings  therein in such  jurisdictions  for as long as may be necessary to complete the  distribution of the  Securities,  provided that in connection  therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(c)      Prior to 2:00 p.m.,  New York City time, on the Business Day next  succeeding  the date of this  Agreement and from time to time, to furnish the  Underwriters  with written and electronic  copies of the Prospectus in New York City as amended or  supplemented  in such  quantities as the  Representatives  may  reasonably request,  and, if the delivery of a prospectus is required at any time in connection  with the offering or sale of the  Securities  and if at such  time any  event  shall  have  occurred  as a result  of which the
         Prospectus as then amended or  supplemented  would include an untrue  statement of a material fact or omit to state  any  material  fact  necessary  in order to make the  statements  therein,  in the  light of the circumstances  under which they were made when such Prospectus is delivered,  not  misleading,  or, if for any other reason it shall be necessary  during such same period to amend or supplement  the  Prospectus or to file under the Exchange  Act any document  incorporated  by  reference  in the  Prospectus  in order to
         comply  with  the  Securities   Act,  the  Exchange  Act  or  the  Trust  Indenture  Act,  to  notify  the
         Representatives  and upon their  reasonable  request to file such  document  and to  prepare  and  furnish without charge to each  Underwriter and to any dealer in securities as many written and electronic  copies as the  Representatives  may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus that will correct such statement or omission or effect such compliance;

(d)      To make generally  available to its  securityholders  as soon as  practicable,  but in any event not later than eighteen  months after the effective  date of the  Registration  Statement (as defined in Rule 158(c)
         under the Securities Act), an earnings  statement of the Company and its  subsidiaries  (which need not be audited)  complying  with  Section  11(a) of the  Securities  Act and the  rules  and  regulations  of the
         Commission thereunder (including, at the option of the Company, Rule 158); and

(e)      During the period  beginning  from the date of this Agreement and continuing to and including the later of
         (i) the  termination of trading  restrictions  for the  Securities,  as shall be promptly  notified to the
         Company by the  Representatives  upon such  termination,  but in no event shall such period exceed 30 days from the  Time of  Delivery,  and (ii) the Time of  Delivery,  not to  offer,  sell,  contract  to sell or otherwise  dispose of any debt  securities of the Company that mature more than one year after the Time of
         Delivery and that are  substantially  similar to the Securities,  without the prior written consent of the
         Representatives.

6.       The Company  covenants and agrees with the several  Underwriters  that the Company will pay or cause to be paid the  following:  (i) the fees,  disbursements  and  expenses  of the  Company's  counsel  and  accountants  in connection with the  registration  of the Securities  under the Securities Act and all other expenses in connection with the  preparation,  printing and filing of the  Registration  Statement,  any  Preliminary  Prospectus  and the
Prospectus  and  amendments  and  supplements  thereto  and the  mailing and  delivering  of copies  thereof to the
Underwriters  and  dealers;  (ii)  the cost of  printing  or  producing  any  Agreement  among  Underwriters,  this
Agreement,  the Indenture,  any Blue Sky Memoranda,  closing documents (including any compilations thereof) and any other  documents  in  connection  with the  offering,  purchase,  sale and  delivery of the  Securities;  (iii) all expenses in connection with the  qualification  of the Securities for offering and sale under state securities laws as provided in Section  5(b)  hereof,  including  the fees and  disbursements  of counsel for the  Underwriters  in connection  with such  qualification  and in connection  with the Blue Sky Surveys (such counsel fees not to exceed
$7,500);  (iv) any fees charged by securities rating services for rating the Securities;  (v) the cost of preparing the  Securities;  (vi) the  fees  and  expenses  of the  Trustee  and any  agent  of the  Trustee  and the fees and disbursements  of counsel for the Trustee in connection with the Indenture and the Securities;  and (vii) all other costs and expenses  incident to the  performance of its obligations  hereunder that are not otherwise  specifically provided  for in this  Section 6. It is  understood,  however,  that,  except as  provided  in this  Section 6, and
Sections 7 and 11 hereof,  the  Underwriters  will pay all of their own costs and  expenses,  including the fees of their counsel,  transfer taxes on resale of any of the Securities by them, and any advertising  expenses  connected with any offers they may make.

7.       The  obligations  of the  Underwriters  hereunder,  in the  discretion  of the  Representatives,  shall be subject to the condition that all  representations  and warranties and other  statements of the Company herein are, at and as of the Time of Delivery,  true and correct,  the condition  that the Company shall have  performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a)      The Prospectus as amended or  supplemented  in relation to the  Securities  shall have been filed with the
         Commission  pursuant to Rule 424(b) within the  applicable  time period  prescribed for such filing by the rules and regulations  under the Securities Act and in accordance with Section 5(a) hereof;  no stop order suspending  the  effectiveness  of the  Registration  Statement or any part thereof shall have been issued and no proceeding  for that purpose shall have been  initiated or  threatened by the  Commission;  and all requests for additional information on the part of the Commission shall have been complied with;

(b)      At the Time of Delivery,  (i) Thelen Reid & Priest LLP,  counsel for the  Company,  (ii)  Stryker,  Tams &
         Dill LLP, New Jersey  counsel for the Company,  (iii) Anna Marie  Cellino,  counsel for the  Subsidiaries,
         and  (iv)  Pillsbury   Winthrop  LLP,  counsel  for  the   Underwriters,   shall  have  furnished  to  the
         Representatives  their written opinions in substantially  the form and substance  prescribed in Annexes A,
         B, C and D, respectively,  hereto,  with such changes therein as may be agreed upon by the Company and the
         Representatives;

(c)      On the  date of the  Prospectus  and at the  Time  of  Delivery,  PricewaterhouseCoopers  LLP  shall  have furnished to the  Representatives a letter or letters,  dated the respective dates of delivery thereof, to the effect that: (i) they are  independent  accountants  with respect to the Company and its  subsidiaries within the meaning of the Securities Act and the applicable  published rules and  regulations  thereunder;
         (ii) in their opinion,  the consolidated  financial statements of the Company and its subsidiaries audited by them and  incorporated  by reference in the  Registration  Statement  and the  Prospectus as amended or supplemented  comply as to form in all material  respects with the applicable  accounting  requirements of the Securities Act and the Exchange Act and in each case the published rules and  regulations  thereunder;
         (iii) on the basis of (A)  performing  procedures  as  specified  by the  American  Institute of Certified
         Public  Accountants  for a review of interim  financial  information as described in Statement on Auditing
         Standard No. 71,  Interim  Financial  Information,  on the unaudited  consolidated  balance sheets and the unaudited  consolidated  statements of income and earnings reinvested in the business and of cash flows of the Company  incorporated  by reference in the  Registration  Statement  and the  Prospectus as amended or supplemented  and included in the Company's  quarterly  reports on Form 10-Q filed by the Company with the
         Commission  under  Section 13 of the  Exchange  Act, (B) a reading of the minutes of meetings of the Board of Directors,  the Financing  Committee thereof and shareholders of the Company and its subsidiaries since the close of the most  recent  audited  fiscal year as set forth in the minute  books  through a specified date  and (C)  making  inquiries  of  certain  officials  of the  Company  and its  subsidiaries  who have responsibility  for financial and accounting  matters (it being  understood that the foregoing  procedures do not constitute an audit made in accordance with generally  accepted  auditing  standards and they would not  necessarily  reveal  matters of  significance  with respect to the comments made in such letter,  and accordingly  that  they  make  no  representation  as to  the  sufficiency  of  such  procedures  for  the
         Underwriters'  purposes),  nothing has come to their  attention  that caused them to believe  that (1) the unaudited  consolidated  financial  statements of the Company included or incorporated by reference in the
         Registration  Statement  and the  Prospectus  as amended or  supplemented  do not comply as to form in all material  respects with the  accounting  requirements  of the  Securities  Act or the Exchange Act and the
         published  rules and  regulations  thereunder  or that any material  modifications  should be made to said unaudited  consolidated  financial statements included in or incorporated by reference in the Registration
         Statement  and the  Prospectus as amended or  supplemented  for them to be in  conformity  with  generally accepted  accounting  principles or (2) at the date of the latest  available  financial  statements of the
         Company,  if any,  and at a  subsequent  date not more than five  days  prior to the date of such  letter, there was any change in the common stock or  long-term  debt of the Company and its  subsidiaries,  or any decrease in total  common stock  equity or net assets of the Company and its  subsidiaries  (other than as occasioned by the  declaration  of regular  dividends),  as compared with amounts shown in the most recent consolidated  balance sheet included or  incorporated by reference in the  Registration  Statement and the
         Prospectus as amended or  supplemented,  except in all  instances  for such changes or decreases  that the
         Registration  Statement and the Prospectus as amended or supplemented  disclose have occurred or may occur or that are described in such letter;  and (iv) they have carried out certain  procedures and made certain findings,  as specified  in such letter,  with  respect to certain  amounts  included in the  Registration
         Statement  and the  Prospectus  as  amended or  supplemented  (including  Exhibit  12 to the  Registration
         Statement) and such other items as the Representatives may reasonably request;

(d)      Since the  respective  dates as of which  information  is given in the  Prospectus as amended prior to the date of this  Agreement,  (i) neither the Company nor any of its  subsidiaries  shall have  sustained  any loss or  interference  with its business from fire,  explosion,  flood or other  calamity,  whether or not covered  by  insurance,  or from any labor  dispute  or court or  governmental  action,  order or  decree, otherwise  than as set  forth or  contemplated  in the  Prospectus  as  amended  prior to the date of this
         Agreement  and (ii) there shall not have been any change in the  capital  stock or  long-term  debt of the
         Company or any of its subsidiaries or any change,  or any development  involving a prospective  change, in or affecting the general  affairs,  management,  financial  position,  shareholders'  equity or results of operations  of the  Company  and its  subsidiaries,  otherwise  than as set forth or  contemplated  in the
         Prospectus  as  amended  prior to the date of this  Agreement,  the  effect  of  which,  in any such  case described in clause (i) or (ii), is in the judgment of the  Representatives  so material and adverse as to make it  impracticable  or  inadvisable  to  proceed  with the  public  offering  or the  delivery  of the
         Securities  on the  terms  and  in  the  manner  contemplated  in  the  Prospectus  as  first  amended  or supplemented relating to the Securities;

(e)      On or after the date of this Agreement (i) no downgrading  shall have occurred in the rating  accorded the
         Company's debt securities by any "nationally  recognized  statistical  rating  organization," as that term is defined by the  Commission  for purposes of Rule  436(g)(2)  under the  Securities Act and (ii) no such organization  shall have  publicly  announced  that it has under  surveillance  or review,  with  possible negative implications, its rating of any of the Company's debt securities;

(f)      On or after  the  date of this  Agreement  there  shall  not have  occurred  any of the  following:  (i) a suspension  or material  limitation  in trading in  securities  generally on the New York Stock  Exchange;
         (ii) a  suspension  or  material  limitation  in trading  in the  Company's  securities  on New York Stock
         Exchange;  (iii) a general moratorium on commercial  banking activities  declared by either Federal or New
         York State  authorities  or a material  disruption  in  commercial  banking or  securities  settlement  or clearance  services in the United  States;  (iv) the outbreak or escalation of  hostilities  involving the
         United  States  or the  declaration  by the  United  States of a  national  emergency  or war;  or (v) the occurrence of any other  calamity or crisis or any change in financial,  political or economic  conditions in the United  States or  elsewhere,  if the effect of any such event  specified  in clause (iv) or (v) in the judgment of the  Representatives  makes it  impracticable  or  inadvisable  to proceed with the public offering or the delivery of the Securities on the terms and in the manner  contemplated  in the Prospectus as first amended or supplemented relating to the Securities;

(g)      The  Company  shall  have  complied  with the  provisions  of  Section  5(c)  hereof  with  respect to the furnishing of prospectuses on the Business Day next succeeding the date of this Agreement; and

(h)      The  Company  shall  have  furnished  or  caused to be  furnished  to the  Representatives  at the Time of
         Delivery a certificate or certificates of officers of the Company  satisfactory to the  Representatives as to the  accuracy of the  representations  and  warranties  of the Company  herein at and as of the Time of
         Delivery,  as to the performance by the Company of all of its obligations  hereunder to be performed at or prior to the Time of  Delivery,  as to the matters set forth in  subsections  (a) and (d) of this  Section and as to such other matters as the Representatives may reasonably request.

8.       (a)      The Company  agrees to indemnify  and hold harmless each  Underwriter,  its officers,  directors, employees  and agents and each person,  if any, who  controls any  Underwriter  within the meaning of Section 15 of the Securities Act as follows:

                  (i)      Against  any  and  all  loss,  liability,  claim,  damage  and  expense  whatsoever,  as incurred,  arising out of any untrue  statement or alleged  untrue  statement of a material fact contained in the Registration  Statement (or any amendment  thereto) or the omission or alleged  omission  therefrom of a material  fact  required  to be stated  therein  or  necessary  to make the  statements  therein  not misleading  or arising  out of any  untrue  statement  or  alleged  untrue  statement  of a material  fact contained in any  Preliminary  Prospectus or the  Prospectus  (or any amendment or supplement  thereto) or the omission or alleged  omission  therefrom of a material fact  necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii)     Against  any  and  all  loss,  liability,  claim,  damage  and  expense  whatsoever,  as incurred,  to  the  extent  of  the  aggregate  amount  paid  in  settlement  of  any  litigation,  or any investigation or proceeding by any governmental agency or body,  commenced or threatened,  or of any claim whatsoever  based upon any such untrue  statement or omission,  or any such  alleged  untrue  statement or omission, if such settlement is effected with the written consent of the Company; and

                  (iii)    Against  any and all expense  whatsoever,  as  incurred  (including,  subject to Section
         8(c) hereof,  the fees and disbursements of counsel chosen by the  Representatives),  reasonably  incurred in  investigating,  preparing or defending  against any litigation,  or any investigation or proceeding by any  governmental  agency or body,  commenced or threatened,  or any claim  whatsoever based upon any such untrue  statement or omission,  or any such alleged untrue  statement or omission,  to the extent that any such expense is not paid under paragraph (i) or (ii) above;  and any and all expense  whatsoever  incurred for appearing as a witness in any third-party litigation or proceeding relating to this Agreement;

provided,  however, that this indemnity agreement shall not apply to any loss, liability,  claim, damage or expense to the extent  arising out of any untrue  statement or omission or alleged  untrue  statement  or omission  made in reliance upon and in conformity with written  information  furnished to the Company by any Underwriter  through the
Representatives  expressly for use in the  Registration  Statement (or any  amendment  thereto) or any  Preliminary
Prospectus or the  Prospectus  (or any amendment or  supplement  thereto);  provided  further,  however,  that this indemnity  shall not inure to the benefit of any  Underwriter  and each person if any, who controls any Underwriter within the  meaning  of Section 15 of the  Securities  Act on  account  of any loss,  liability,  claim,  damage or expense  arising from the sale of the  Securities to any person if a copy of the  Prospectus,  as the same may then be supplemented or amended (excluding,  however,  any document then incorporated or deemed incorporated  therein by reference),  was not sent or given by or on behalf of such  Underwriter to such person with or prior to the written confirmation  of the sale  involved  and the alleged  omission or alleged  untrue  statement  was  corrected in the
Prospectus  as  supplemented  or amended at the time of such  confirmation,  unless the failure to send or give the
Prospectus as so amended or supplemented resulted from the Company's failure to comply with Section 5(a) hereof.

(b)      Each  Underwriter,  acting  severally and not jointly,  agrees to indemnify and hold harmless the Company, its directors,  each of its officers who signed the  Registration  Statement (or any amendment  thereto),  and each person,  if any, who controls the Company  within the meaning of Section 15 of the  Securities  Act against any and all loss,  liability,  claim,  damage and expense  described in the  indemnity  contained in Section 8(a) hereof as incurred,  but only with respect to untrue  statements or  omissions,  or alleged  untrue  statements or omissions, made in the Registration  Statement (or any amendment thereto) or any Preliminary  Prospectus or the Prospectus (or
any amendment or supplement thereto) in reliance upon and in conformity with written  information  furnished to the
Company by such Underwriter  through the  Representatives  expressly for use in the Registration  Statement (or any amendment thereto) or such Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto).

(c)      Each  indemnified  party  shall give  prompt  notice to each  indemnifying  party of any action  commenced against it in respect of which indemnity may be sought  hereunder,  but failure to so notify an indemnifying  party shall not relieve such  indemnifying  party from any liability  that it may have  otherwise than on account of this indemnity  agreement.  An indemnifying  party may participate at its own expense in the defense of such action.  If it so elects within a reasonable time after receipt of such notice, an indemnifying  party,  jointly with any other indemnifying  parties  receiving  such  notice,  may assume the defense of such action  with  counsel  chosen by it reasonably  satisfactory to such indemnified  parties in such action. If an indemnifying  party assumes the defense of such  action,  the  indemnifying  parties  shall not be liable  for any fees and  expenses  of  counsel  for the indemnified  parties  incurred  thereafter  in  connection  with  such  action;  provided,  however,  that  if such indemnified  parties  reasonably object to such assumption on the ground that there may be legal defenses available to them that are different from or in addition to those  available to such  indemnifying  party,  then the fees and expenses of separate  counsel for the indemnified  parties shall be paid by the indemnifying  parties.  In no event shall the  indemnifying  parties be liable for the fees and  expenses of more than one counsel for all  indemnified parties in  connection  with any one action or  separate  but similar or related  actions in the same  jurisdiction arising out of the same general allegations or circumstances.

(d)      If the  indemnification  provided  for in Section  8(a) or 8(b) hereof is  unavailable  to an  indemnified party in respect of any loss,  liability,  claim,  damage or expense  referred to therein,  then each  indemnifying party under such Section,  in lieu of indemnifying  such  indemnified  party  thereunder,  shall  contribute to the amount paid or payable by such indemnified party as a result of such loss,  liability,  claim, damage or expense in such  proportion  as is  appropriate  to  reflect  (i)  the  relative  benefits  received  by the  Company  and the
Underwriters  from the offering of the securities,  (ii) the relative fault of the Company and of the  Underwriters in connection  with the statements or omissions  that resulted in such loss,  liability,  claim,  damage or expense and (iii) any other  relevant  equitable  considerations.  The  relative  benefits  received by the Company and the
Underwriters  shall be  determined  by  reference to the  respective  proportions  that the net  proceeds  from the offering (before deducting  expenses) received by the Company and the total underwriting  discounts and commissions received by the  Underwriters,  in each case as set forth in the table on the cover of the Prospectus as amended or supplemented,  bear to the aggregate  public  offering price of the  Securities.  The relative fault of the Company and the  Underwriters  shall be  determined  by  reference  to, among other  things,  whether the untrue or alleged untrue  statement  of a material  fact or the  omission  or alleged  omission to state a material  fact  relates to information supplied by the Company or by the Underwriters and the parties' relative intent,  knowledge,  access to information and opportunity to correct or prevent such statement or omission.

(e)      The Company and the  Underwriters  agree that it would not be just and equitable if contribution  pursuant to this Section 8 were determined by pro rata allocation (even if the  Underwriters  were treated as one entity for such  purpose) or by any other  method of  allocation  that does not take account of the  equitable  considerations referred to in Section 8(d)  hereof.  The amount paid or payable by an  indemnified  party as a result of the loss, liability,  claim,  damage and expense  referred to in Section 8(d) hereof  shall be deemed to include,  subject to the limitations  set forth above,  any legal or other expenses  reasonably  incurred by such  indemnified  party in connection  with  investigating  or defending  any such action or claim.  Notwithstanding  the  provisions  of this
Section 8, no  Underwriter  shall be required to  contribute  any amount in excess of the amount by which the total price at which the Securities  underwritten  by it and distributed to the public were offered to the public exceeds the amount of any damages that such  Underwriter  has  otherwise  been  required to pay by reason of such untrue or alleged  untrue  statement  or omission  or alleged  omission.  No person  guilty of  fraudulent  misrepresentation
(within the meaning of Section 11(f) of the Securities Act) shall be entitled to  contribution  from any person who was not guilty of such fraudulent misrepresentation.  The obligation of each Underwriter,  acting severally and not jointly,  to contribute  pursuant to this Section 8 shall be in the  proportion  that its  underwriting  obligation hereunder bears to the underwriting  obligations of all other Underwriters.  The obligations of each of the Company and the  Underwriters  under  this  Section  8 shall be in  addition  to any  liability  that the  Company  and the respective Underwriters, as the case may be, may otherwise have.

9.       (a)      If any  Underwriter  shall  default in its  obligation  to purchase  the  Securities  that it has agreed to purchase under this Agreement,  the  Representatives  may in their  discretion  arrange for themselves or another party or other  parties to purchase  such  Securities  on the terms  contained  herein.  If within 36 hours after such default by any  Underwriter  the  Representatives  do not arrange for the  purchase of such  Securities, then the Company shall be entitled to a further  period of 36 hours within which to procure  another party or other parties  satisfactory to the  Representatives  to purchase such Securities on such terms. In the event that, within the  respective  prescribed  period,  the  Representatives  notify the Company  that they have so arranged  for the purchase of such Securities,  or the Company notifies the Representatives  that it has so arranged for the purchase of such Securities,  the  Representatives  or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days,  in order to effect  whatever  changes may thereby be made  necessary  in the
Registration  Statement or the Prospectus as amended or  supplemented,  or in any other documents or  arrangements, and the Company  agrees to file  promptly  any  amendments  or  supplements  to the  Registration  Statement or the
Prospectus that in the opinion of the  Representatives  may thereby be made necessary.  The term  "Underwriter"  as used in this  Agreement  shall  include  any person  substituted  under this  Section 9 with like effect as if such person had originally been a party to this Agreement.

(b)      If,  after  giving  effect  to any  arrangements  for  the  purchase  of the  Securities  of a  defaulting
Underwriter  or  Underwriters  by the  Representatives  and the  Company as provided in Section  9(a)  hereof,  the aggregate  principal  amount of such  Securities  that  remains  unpurchased  does not exceed  one-eleventh  of the
aggregate  principal  amount  of  the  Securities,   then  the  Company  shall  have  the  right  to  require  each non-defaulting  Underwriter to purchase the principal amount of Securities that such Underwriter agreed to purchase under this Agreement and, in addition,  to require each  non-defaulting  Underwriter to purchase its pro rata share
(based on the principal  amount of Securities  that such  Underwriter  agreed to purchase under this  Agreement) of the Securities of such defaulting  Underwriter or Underwriters for which such  arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)      If,  after  giving  effect  to any  arrangements  for  the  purchase  of the  Securities  of a  defaulting
Underwriter  or  Underwriters  by the  Representatives  and the  Company as provided in Section  9(a)  hereof,  the aggregate principal amount of Securities that remains  unpurchased exceeds  one-eleventh of the aggregate principal amount of the  Securities,  as referred to in Section 9(b) hereof,  or if the Company  shall not exercise the right described in Section 9(b) hereof to require  non-defaulting  Underwriters  to purchase  Securities  of a defaulting
Underwriter or Underwriters,  then this Agreement shall thereupon  terminate,  without liability on the part of any non-defaulting  Underwriter  or the  Company,  except  for  the  expenses  to be  borne  by  the  Company  and  the
Underwriters  as provided in Section 6 hereof and the  indemnity and  contribution  agreements in Section 8 hereof;
but nothing herein shall relieve a defaulting Underwriter from liability for its default.

10.      The respective indemnities,  agreements,  representations,  warranties and other statements of the Company and the  several  Underwriters,  as set forth in this  Agreement  or made by or on  behalf  of them,  respectively, pursuant  to this  Agreement,  shall  remain in full force and  effect,  regardless  of any  investigation  (or any statement as to the results  thereof)  made by or on behalf of any  Underwriter  or any  controlling  person of any
Underwriter,  or the Company,  or any officer or director or controlling  person of the Company,  and shall survive delivery of and payment for the Securities.

11.      If this Agreement  shall be terminated  pursuant to Section 9 or if the Securities are not delivered by or on behalf of the  Company  solely as a result of the  failure to satisfy the  condition  set forth in Section  7(f)
hereof,  the Company  shall not then be under any  liability  to any  Underwriter  with  respect to the  Securities covered  by this  Agreement  except as  provided  in  Sections  6 and 8 hereof;  but,  if for any other  reason the
Securities  are not  delivered by or on behalf of the Company as provided  herein,  the Company will  reimburse the
Underwriters   through  the   Representatives   for  all   out-of-pocket   expenses  approved  in  writing  by  the
Representatives,  including fees and  disbursements of counsel,  reasonably  incurred by the Underwriters in making preparations  for the  purchase,  sale and  delivery  of the  Securities,  but the  Company  shall then be under no further  liability  to any  Underwriter  with  respect to such  Securities  except as  provided in Sections 6 and 8 hereof.

12.      In all dealings  hereunder,  the  Representatives of the Underwriters of Securities shall act on behalf of each of such  Underwriters,  and the parties hereto shall be entitled to act and rely upon any statement,  request, notice or agreement on behalf of any Underwriter  made or given by such  Representatives  jointly or by such of the
Representatives, if any, as may be designated for such purpose in this Agreement.

         All  statements,  requests,  notices  and  agreements  hereunder  shall  be in  writing,  and  if  to  the
Underwriters  shall be delivered or sent by mail or facsimile  transmission  to the address of the  Representatives as set  forth  in this  Agreement;  and if to the  Company  shall  be  delivered  or  sent  by  mail  or  facsimile transmission  to the  address  of the  Company  set  forth in the  Registration  Statement:  Attention:  Secretary;
provided,  however,  that any notice to an  Underwriter  pursuant to Section 8(c) hereof shall be delivered or sent
by  mail  or  facsimile   transmission  to  such  Underwriter  at  its  address  set  forth  in  its  Underwriters'
Questionnaire,  or telex  constituting  such  Questionnaire,  which  address will be supplied to the Company by the
Representatives upon request. Any such statements,  requests,  notices or agreements shall take effect upon receipt thereof.

13.      This Agreement  shall be binding upon, and inure solely to the benefit of, the  Underwriters,  the Company and,  to the extent  provided in  Sections 8 and 10 hereof,  the  officers  and  directors  of the Company and each person who  controls  the  Company or any  Underwriter,  and their  respective  heirs,  executors,  administrators, successors and assigns,  and no other person shall acquire or have any right under or by virtue of this  Agreement.
No purchaser of any of the Securities from any  Underwriter  shall be deemed a successor or assign by reason merely of such purchase.

14.      The Company is  authorized,  subject to applicable  law, to disclose any and all aspects of this potential transaction  that are  necessary  to support any U.S.  federal  income tax  benefits  expected  to be claimed  with respect to such  transaction,  and all  materials  of any kind  (including  tax  opinions  and other tax  analyses)
related to those benefits, without the Underwriters imposing any limitation of any kind.

15.      This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

16.      This  Agreement  may be  executed  by any one or more of the parties hereto and thereto in any number of counterparts,  each of  which  shall be  deemed  to be an  original,  but all such respective counterparts shall together constitute one and the same instrument.

If the  foregoing  is in  accordance  with your  understanding,  please sign and return to us counterparts hereof.
                                                     Very truly yours,

                                                     National Fuel Gas Company

                                                     By: /s/ P.C. Ackerman
                                                      Name:   P.C. Ackerman
                                                      Title:  Chairman of the Board, President,
                                                              and Chief Executive Officer

Accepted as of the date hereof:

Goldman, Sachs & Co.
Edward D. Jones & Co., L.P.

By:    /s/ Goldman, Sachs & Co.
         (Goldman, Sachs & Co.)

Edward D. Jones & Co., L.P.

By:    /s/ Lawrence E. Thomas
 Name:     Lawrence E. Thomas
 Title:    Principal

   On behalf of each of the Underwriters

                                SCHEDULE I

                                                                                 Principal
                                                                                 Amount of
                                       Underwriter                              Securities to
                                                                                be Purchased

Goldman, Sachs & Co......................................................       $22,000,000
Edward D. Jones & Co., L.P...............................................        75,700,000

Total....................................................................       $97,700,000
                                                                                ===========

ANNEX A
                                      [THELEN REID & PRIEST LLP LETTERHEAD]

                                                                                September __, 2002

Goldman, Sachs & Co.,
Edward D. Jones & Co., L.P.
   As representatives of the several Underwriters (the "Underwriters")
   named in Schedule I to the Agreement referred to below,
c/o Goldman, Sachs & Co.
85 Broad Street,
New York, New York 10004

Ladies and Gentlemen:

         We have acted as counsel for National Fuel Gas Company (the  "Company")  in  connection  with the issuance and sale of an aggregate of $97,700,000  principal  amount of 6.50% Notes due 2022 (the "Notes") being issued under the  Company's  Indenture,  dated as of October  1, 1999,  to The Bank of New York,  as  Trustee  (the  "Trustee"),
including  the terms of the Notes set forth in, or  determined  in a manner  provided in, a  certificate  dated the date hereof delivered pursuant to Section 301 thereof (the "Indenture").

         We  have  reviewed  the  Company's   Registration   Statement  on  Form  S-3  (File  No.  333-83497)  (the
"Registration  Statement") under the Securities Act of 1933, as amended (the "Securities Act"), as of the Effective
Date (as defined  below);  the  Company's  Prospectus  dated August 20, 1999,  as  supplemented  by the  Prospectus
Supplement dated September 12, 2002 (such Prospectus, as so supplemented,  the "Prospectus"),  filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange  Commission (the  "Commission")
under the Securities  Act, which pursuant to Form S-3  incorporates  by reference the Annual Report on Form 10-K of the Company for the fiscal year ended  September  30, 2001 (the "Annual  Report"),  the  Quarterly  Reports on Form
10-Q of the Company for the  quarterly  periods  ended  December  31,  2001,  March 31, 2002 and June 30, 2002 (the
"Quarterly Reports") (the Annual Report,  together with the Quarterly Reports, the "Exchange Act Documents"), each as filed under the  Securities  Exchange Act of 1934,  as amended  (the  "Exchange  Act");  and the  Indenture.  In addition,  we have  reviewed,  and have relied as to matters of fact upon,  the  documents  delivered to you at the closing,  and upon originals or copies,  certified or otherwise  identified to our satisfaction,  of such corporate records,  agreements,  documents and other  instruments  and such  certificates  or comparable  documents of public officials and of officers and  representatives  of the Company and its  subsidiaries,  and have made such other and further  investigations,  as we have deemed  relevant and  necessary as a basis for the  opinions  hereinafter  set forth. In such review,  we have assumed the genuineness of all signatures,  the legal capacity of natural  persons, the  authenticity  of all documents  submitted to us as  originals,  the  conformity  to original  documents of all documents  submitted to us as certified or photostatic  copies, and the authenticity of such latter documents.  For purposes  of this  opinion,  "Effective  Date" means the date the Annual  Report was filed by the Company  with the
Commission under the Exchange Act.

         With respect to legal matters  governed by the laws of the State of New Jersey we understand  that you are relying  upon the opinion of Stryker,  Tams & Dill LLP, New Jersey  counsel for the Company,  dated the date hereof and addressed to you, which is being  furnished to you pursuant to the  Underwriting  Agreement dated September 12,
2002 between the Company and you (the  "Agreement").  We do not pass upon the  incorporation  of the Company.  With respect to certain other legal matters relating to the Company and to the due  incorporation  of, and various other matters  relating to, certain  subsidiaries of the Company,  we understand that you are relying upon the opinion of
Anna Marie Cellino,  Esq.,  counsel for the Company and such  subsidiaries,  dated the date hereof and addressed to you, which is being furnished to you pursuant to the Agreement.

         Based upon the  foregoing and subject to the  qualifications  and  limitations  stated  herein,  we hereby advise you that in our opinion:

         1.       The Company had full power and  authority to execute the  Indenture  and the  Indenture  has been duly  authorized,  executed and delivered by the Company,  has been duly qualified under the Trust Indenture Act of
1939, as amended (the "Trust  Indenture Act"),  and assuming due  authorization,  execution and delivery thereof by the Trustee,  constitutes  a valid and legally  binding  instrument  enforceable  against the Company in accordance with its  terms,  except as the same may be  limited  by (i)  bankruptcy,  insolvency,  reorganization,  fraudulent transfer,  fraudulent  conveyance,  moratorium or other similar laws affecting the enforcement of creditors' rights and remedies  generally  and (ii) the  application  of general  principles  of equity  (regardless  of whether such enforceability  is  considered  in a  proceeding  in  equity or at law),  including,  without  limitation,  (x) the possible  unavailability  of  specific  performance,  injunctive  relief or any other  remedy and (y)  concepts  of materiality, reasonableness, good faith, fair dealing and equitable subordination.

         2.       The  Notes  have  been  duly  authorized  by the  Company  and,  when the  Notes  have  been duly authenticated  by the Trustee in accordance  with the  provisions of the Indenture and upon payment and delivery in accordance  with the Agreement,  the Notes,  subject to the  qualifications  in paragraph 1 above,  will constitute legal,  valid and binding  obligations  of the Company  enforceable  against the Company in  accordance  with their terms and entitled to the benefits of the Indenture.

         3.       The Company is not an  "investment  company," as such term is defined in the  Investment  Company
Act of 1940, as amended.

         4.       The  Registration  Statement  has become and is effective  under the  Securities  Act; and to the best of our  knowledge,  no  proceedings  for a stop order with  respect  thereto are pending or  threatened  under
Section 8 of the Securities Act.

         5.       The statements made in the Prospectus  under  "Description of Debt  Securities" and  "Description of  the  Notes,"  insofar  as  they  purport  to  constitute  summaries  of  the  terms  of the  Notes,  and  under
"Underwriting,"  insofar as they purport to describe the provisions of the laws and documents  referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

         6.       The Commission has issued an appropriate  order under the Public Utility  Holding  Company Act of
1935, as amended,  dated March 20, 1998 with respect to the issuance and sale of the Notes (the  "Holding  Company
Act  Order"),  which,  to the  best of our  knowledge,  remains  in full  force  and  effect  on the  date  hereof, authorizing  the  issuance  and sale by the  Company of such Notes;  and the Holding  Company Act Order is the only approval or consent of any  governmental  body legally  required for the  authorization of the issuance and sale of the Notes by the Company  pursuant to the terms of the  Agreement,  except for such approvals or consents as may be required under the Securities Act or the Trust Indenture Act or under state or other securities or blue sky laws.

         7.       The Agreement has been duly authorized, executed and delivered by the Company.

         8.       The Company is in good standing under the laws of the State of New York.

         We have not  independently  verified the  accuracy,  completeness  or fairness of the  statements  made or included in the  Registration  Statement,  the Prospectus or the Exchange Act Documents and take no  responsibility therefor,  except as and to the extent  set forth in  paragraph  5 above or as they  relate to us. In the course of the  preparation  by the Company of the  Registration  Statement  and the  Prospectus  (excluding  the Exchange Act
Documents),  we participated in conferences with certain of its officers and employees,  with other counsel for the
Company, with representatives of PricewaterhouseCoopers  LLP, the Company's independent accountants,  and with your representatives  and your counsel.  We did not prepare the Exchange Act Documents or  participate  in the selection of  information  contained  therein or omitted  therefrom  by the  Company;  however,  we did review  drafts of the
Exchange  Act  Documents  prior to their  filing  with the  Commission.  Based on our  review  of the  Registration
Statement,  the  Prospectus  and the  Exchange  Act  Documents,  our  investigations  made in  connection  with the preparation of the  Registration  Statement and the Prospectus  (excluding in each case the Exchange Act Documents)
and  our  participation  in the  conferences  referred  to  above,  (i) we are of  the  opinion  that  each  of the
Registration  Statement,  as of the Effective Date, and the Prospectus,  at the time it was filed under Rule 424(b)
of the rules and  regulations  of the  Commission  under the  Securities  Act,  complied as to form in all material respects with the  requirements  of the  Securities Act and the Trust  Indenture Act and the  applicable  rules and regulations  of the Commission  under such Acts and that the Exchange Act Documents  complied as to form when filed in all material  respects with the  requirements  of the Exchange Act and the applicable  rules and  regulations of the  Commission  thereunder,  except  that in each  case we  express  no  opinion  with  respect  to the  financial statements or other  financial or  statistical  data  contained or  incorporated  by reference in the  Registration
Statement,  the  Prospectus  or the  Exchange  Act  Documents,  and  (ii) we have no  reason  to  believe  that the
Registration  Statement,  as of the Effective Date,  contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the  statements  therein not misleading or that the  Prospectus,  at the time it was filed under Rule 424(b) of the rules and  regulations  of the  Commission under the  Securities  Act or as of the date hereof,  included or includes any untrue  statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements  made therein,  in the light of the  circumstances  under which they were made, not  misleading,  except that in each case we express no opinion or  belief  with  respect  to the  financial  statement  or  other  financial  or  statistical  data  contained  or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents.

         We are members of the Bar of the State of New York and we do not express  any  opinion  herein  concerning any law other than the law of the State of New York,  the Federal  law of the United  States and, to the extent set forth  herein,  the law of the State of New  Jersey.  Insofar as the  opinions  expressed  herein  relate to or are dependent  upon  matters  governed  by the laws of the State of New  Jersey,  we have  relied  upon the  opinion of
Stryker, Tams & Dill LLP referred to above.

         This opinion is rendered to you in connection with the above-described  transaction.  This opinion may not be relied upon by you or the other  Underwriters  for any other  purpose,  or relied upon by, or furnished  to, any other person, firm or corporation without our prior written consent.

                                                     Very truly yours,

                                                     THELEN REID & PRIEST LLP

ANNEX B
                                     [LETTERHEAD OF STRYKER, TAMS & DILL LLP]

                                                                                September __, 2002

Goldman, Sachs & Co.,
Edward D. Jones & Co., L.P.
   As representatives of the several Underwriters (the "Underwriters")
   named in Schedule I to the Agreement referred to below,
c/o Goldman, Sachs & Co.
85 Broad Street,
New York, New York 10004

Ladies and Gentlemen:

         Referring to the  issuance by National  Fuel Gas Company (the  "Company")  of an aggregate of  $97,700,000 principal  amount of 6.50% Notes due 2022 (the  "Notes")  being issued under the Company's  Indenture,  dated as of
October 1, 1999,  to The Bank of New York, as Trustee (the  "Trustee"),  including the terms of the Notes set forth in, or determined in a manner provided in, a certificate  dated the date hereof  delivered  pursuant to Section 301 thereof (the "Indenture"), we advise you as follows:

         We have been New Jersey counsel for the Company for many years and have examined  certified  copies of its
Restated  Certificate  of  Incorporation  and  each  amendment  and  supplement  thereof  to date (as  amended  and supplemented,  the  "Restated  Charter"),  together  with the original  corporate  records in  connection  with the incorporation  of the  Company.  We have also  examined a  certified  copy of its  By-Laws,  as amended to date (as amended,  the  "By-Laws").  We have  reviewed  the  minutes of (i) the  meetings of the Board of  Directors  of the
Company held on December 11, 1997,  December 10, 1998 and  September 13, 2001 and (ii) the meeting of the Financing
Committee  of the Board of  Directors  of the  Company  held on October 14,  1999 and  September  12, 2002 and have examined certified copies of the resolutions adopted at each of those meetings.

         We have  examined  the  Company's  Registration  Statement  on  Form  S-3  (File  No.  333-83497)  and the
Prospectus  contained therein,  as supplemented by the Prospectus  Supplement dated September 12, 2002, relating to the Notes and a  certified  copy of the order of the  Securities  and  Exchange  Commission  with  respect  to such
Registration  Statement.  We have also examined  other  documents  used in  connection  with the sale of the Notes, including  the form of the  Underwriting  Agreement  dated  September  12,  2002  between  the Company and you (the
"Agreement").

         In addition,  we have  examined and, as to matters of fact,  have relied upon the  documents  delivered to you at the closing and upon originals or copies,  certified or otherwise  identified to our  satisfaction,  of such corporate  records,  agreements,  documents and other instruments and such certificates or comparable  documents of public  officials  and of  officers  and  representatives  of the  Company,  and have made such  other and  further investigations, as we have deemed relevant and necessary as a basis for the opinions hereinafter expressed.

         Based upon the foregoing  and upon such  examination  of law as we have deemed  necessary in order to give this opinion, it is our opinion that:

         1.       The Company was duly  incorporated  and is validly  existing as a  corporation  under the laws of the State of New Jersey, and is authorized by such laws and the Restated Charter to carry on its current business.

         2.       The Company has full power and  authority to execute the  Indenture  and the  Indenture  has been duly authorized,  executed and delivered by and, insofar as New Jersey law applies and assuming due  authorization, execution and delivery  thereof by the Trustee,  constitutes  a valid and legally  binding  instrument  enforceable against  the  Company  in  accordance  with  its  terms,  except  as the  same may be  limited  by (i)  bankruptcy,
insolvency,  reorganization,   fraudulent  transfer,  fraudulent  conveyance,  moratorium  or  other  similar  laws affecting  the  enforcement  of  creditors'  rights and  remedies  generally  and (ii) the  application  of general principles  of equity  (regardless  of whether such  enforceability  is  considered in a proceeding in equity or at law), including,  without limitation,  (x) the possible  unavailability of specific performance,  injunctive relief or any other  remedy and (y)  concepts of  materiality,  reasonableness,  good faith,  fair  dealing and  equitable subordination.

         3.       The Notes have been duly authorized by the Company and,  insofar as New Jersey law applies,  when the Notes have been duly  authenticated  by the Trustee in accordance with the provisions of the Indenture and upon payment and delivery in accordance  with the Agreement,  the Notes,  subject to the  qualifications  in paragraph 2 above,  will constitute  legal,  valid and binding  obligations of the Company  enforceable  against the Company in accordance with their terms and entitled to the benefits of the Indenture.

         4.       The use of  facsimile  signatures  of  officers  of the  Company  upon the  Notes  has been  duly authorized and is valid under the laws of the State of New Jersey.

         5.       The  Agreement  has been duly  authorized,  executed  and  delivered  by the Company and does not contravene the Restated Charter or the By-Laws.

         We express  no  opinion  herein  concerning  the  applicability  of state  securities  or "blue sky" laws, including,  without  limitation,  the New Jersey Uniform  Securities Law, as amended,  to the proposed issuance and sale of the Notes by the Company or to the  distribution  thereof by the  Underwriters.  We also express no opinion regarding the  authority of the Company to issue and sell the Notes under the Public  Utility  Holding  Company Act of 1935, as amended.

         We have  read the  opinions  of even  date  herewith  rendered  to you by  Thelen  Reid &  Priest  LLP and
Pillsbury  Winthrop  LLP, and we concur in the legal  conclusions  expressed  therein  insofar as such  conclusions involve questions of New Jersey law.

         This opinion is rendered to you in connection with the above-described  transaction.  This opinion may not be relied upon by you or any of the other  Underwriters  for any other  purpose or relied upon by, or furnished to, any person,  firm or corporation without our prior written consent;  provided however,  that a copy of this opinion is being  delivered  to each of Thelen  Reid & Priest  LLP and  Pillsbury  Winthrop  LLP who,  in their  respective opinions to you of even date  herewith  and,  in the case of Thelen Reid & Priest LLP, to the Trustee as well,  are entitled to rely upon the opinions  expressed herein concerning  matters of New Jersey law to the same extent as if this opinion had been addressed to each of them.

                                                     Very truly yours,

                                                     STRYKER, TAMS & DILL LLP

ANNEX C
                                        [LETTERHEAD OF ANNA MARIE CELLINO]

                                                                                September __, 2002

Goldman, Sachs & Co.,
Edward D. Jones & Co., L.P.
   As representatives of the several Underwriters (the "Underwriters")
   named in Schedule I to the Agreement referred to below,
c/o Goldman, Sachs & Co.
85 Broad Street,
New York, New York 10004

Ladies and Gentlemen:

         Please refer to the sale and  issuance by National  Fuel Gas Company  (the  "Company")  of an aggregate of
$97,700,000  principal  amount of 6.50% Notes due 2022 (the "Notes")  being issued under the  Company's  Indenture, dated as of October 1, 1999,  to The Bank of New York,  as  Trustee.  I have  served as counsel for the Company and
National Fuel Gas  Distribution  Corporation  ("Distribution"),  National Fuel Gas Supply  Corporation  ("Supply"),
Seneca Resources Corporation  ("Seneca"),  Horizon Energy Development,  Inc. ("Horizon"),  National Fuel Resources,
Inc. ("NFR") and Highland Forest Resources,  Inc. ("Highland"),  all of which (the "Subsidiaries") are wholly-owned subsidiaries  of the Company.  I am a member of the New York Bar and I am familiar  with the legal  aspects of real property  acquisitions in the States of California,  New York,  Texas,  the  Commonwealth  of Pennsylvania  and the
Outer Continental  Shelf of the United States by the Subsidiaries.  I am also familiar with the litigation to which the Subsidiaries  are parties,  with their  respective  corporate  records and with the minutes of their respective
Boards of Directors.

         Based upon the foregoing, I am of the opinion that:

         1.       Supply,  Seneca  and  Highland  have been  duly  incorporated  and are now  validly  existing  as corporations in good standing under the laws of the Commonwealth of Pennsylvania.

         2.       Distribution,  Horizon  and NFR have been  duly  incorporated  and are now  validly  existing  as corporations in good standing under the laws of the State of New York.

         3.       Each of the  Subsidiaries  has full corporate  power to conduct the business now being  conducted by it as set forth in or  incorporated  by reference in the Prospectus  dated August 20, 1999, as  supplemented  by the Prospectus  Supplement dated September 12, 2002,  relating to the Notes (such  Prospectus,  as so supplemented, the  "Prospectus")  and is in good  standing  under the laws of each  other  state in which such  qualification  is legally  required,  except  where the  failure  to so  qualify  would  not have a  material  adverse  effect on the condition,  financial  or  otherwise,  the  earnings or the  business  affairs of the Company and its  subsidiaries considered as one enterprise.

         4.       Methods used in connection with investigating  title to properties,  or interests therein,  owned by each of the  Subsidiaries in the States of California,  New York,  Texas,  the  Commonwealth of Pennsylvania and
the Outer  Continental  Shelf of the United States of America are  consistent  with good  practice and  established methods used by prudent  companies  engaged in similar  businesses and are  adequately  designed to provide for the acquisition of such titles or interests.  Substantially  all of the properties now owned by the Subsidiaries in the
States of California,  New York,  Texas, the Commonwealth of Pennsylvania  and the Outer  Continental  Shelf of the
United States of America are held by subsidiaries of the Company without any unfavorable adjudicated claim.

         5.       To the best of my knowledge  and other than as set forth in or  incorporated  by reference in the
Prospectus,  there  are  no  legal  or  governmental  proceedings  pending  to  which  the  Company  or  any of its subsidiaries  is a party or of which any property of the Company or any of its  subsidiaries  is the subject  that, if determined  adversely to the Company or any of its subsidiaries,  would  individually or in the aggregate have a material adverse effect on the current or future consolidated  financial position,  shareholders' equity or results of  operations  of the Company and its  subsidiaries;  and, to the best of my knowledge,  no such  proceedings  are threatened or contemplated by governmental authorities or threatened by others.

         6.       Of the Company and the Subsidiaries,  only  Distribution  carries on a public utility business in the State of New York or the  Commonwealth of  Pennsylvania.  Distribution  holds  franchises that I consider to be adequate  and  sufficient  to permit  it to engage in the  business  that it  presently  conducts,  and there is no pending litigation concerning its rights to render services under any such franchise.

         7.       The consummation of the transactions  contemplated by the Underwriting  Agreement dated September
12, 2002 between the Company and you (the  "Agreement")  and the  fulfillment  of the terms thereof will not result in a breach of any of the terms or  provisions  of, or  constitute  a default  under,  or result in the creation or imposition  of any lien,  charge or  encumbrance  upon any  property or assets of the Company  pursuant to, (i) the
Restated  Certificate  of  Incorporation  and each  amendment  and  supplement  thereof to date or the By-Laws,  as amended to date, of the Company,  or any material  contract,  agreement or other instrument to which the Company is a party or by which it may be bound or (ii) any laws,  order,  rule or regulation  applicable to the Company of any court or any federal or state governmental body having jurisdiction over the Company or its properties.

                                                     Very truly yours,

                                                     Anna Marie Cellino

ANNEX D
                                        [PILLSBURY WINTHROP LLP LETTERHEAD]

                                                                                September __, 2002

Goldman, Sachs & Co.,
Edward D. Jones & Co., L.P.
   As representatives of the several Underwriters (the "Underwriters")
   named in Schedule I to the Agreement referred to below,
c/o Goldman, Sachs & Co.
85 Broad Street,
New York, New York 10004

Ladies and Gentlemen:

         We have acted as counsel to the  Underwriters  in  connection  with the issuance and sale by National Fuel
Gas Company (the "Company") of an aggregate of $97,700,000  principal  amount of 6.50% Notes due 2022 (the "Notes")
being issued under the Company's  Indenture,  dated as of October 1, 1999, to The Bank of New York, as Trustee (the
"Trustee"),  including the terms of the Notes set forth in, or  determined  in a manner  provided in, a certificate dated the date hereof delivered pursuant to Section 301 thereof (the "Indenture").

         We  have  reviewed  the  Company's   Registration   Statement  on  Form  S-3  (File  No.  333-83497)  (the
"Registration  Statement")  filed by the Company  under the  Securities  Act of 1933 (the  "Securities  Act");  the
Company's  Prospectus  dated August 20, 1999 as supplemented by the Prospectus  Supplement dated September 12, 2002
(such  Prospectus,  as so  supplemented,  the  "Prospectus"),  filed by the Company  pursuant to Rule 424(b) of the rules and  regulations of the Securities  and Exchange  Commission  (the  "Commission")  under the Securities  Act, which  pursuant to Form S-3 under the Securities  Act  incorporates  by reference the Annual Report on Form 10-K of the Company for the fiscal year ended  September 30, 2001 (the "Annual  Report") and the Quarterly  Reports on Form
10-Q of the Company for the  quarterly  periods  ended  December  31,  2001,  March 31, 2002 and June 30, 2002 (the
"Quarterly  Reports" and, together with the Annual Report,  the "Exchange Act Documents"),  each as filed under the
Securities Exchange Act of 1934 (the "Exchange Act"); and the Indenture.  In addition,  we have reviewed,  and have relied as to matters of fact upon,  the documents  delivered to you at the closing,  and upon  originals or copies, certified or otherwise identified to our satisfaction,  of such corporate records, agreements,  documents and other instruments and such certificates or comparable  documents of public officials and of officers and  representatives of the  Company  and its  subsidiaries,  and have made such other and  further  investigations,  as we have  deemed relevant and  necessary  as a basis for the opinions  hereinafter  set forth.  In such review,  we have assumed the genuineness of all signatures,  the legal capacity of natural persons,  the authenticity of all documents submitted to us as  originals,  the  conformity  to original  documents  of all  documents  submitted  to us as  certified or photostatic copies, and the authenticity of such latter documents.

         With respect to legal matters  governed by the law of the State of New Jersey,  we understand that you are relying  upon the opinion of Stryker,  Tams & Dill LLP, New Jersey  counsel for the Company,  dated the date hereof and  addressed  to you,  which is  being  furnished  to you  pursuant  to the  Agreement.  We do not pass  upon the incorporation  or  qualification  to do business  of the  Company.  With  respect to certain  other  legal  matters relating  to the  Company  and to the due  incorporation  of,  and  various  other  matters  relating  to,  certain subsidiaries  of the Company,  we  understand  that you are relying upon the opinion of Anna Marie  Cellino,  Esq., counsel  for the  Company  and such  subsidiaries,  dated the date  hereof  and  addressed  to you,  which is being furnished to you pursuant to the Agreement.

         Based upon the  foregoing and subject to the  qualifications  and  limitations  stated  herein,  we hereby advise you that in our opinion:

1.       The  Company  has full power and  authority  to execute  the  Indenture  and the  Indenture  has been duly authorized,  executed and  delivered by the Company and,  and assuming due  authorization,  execution  and delivery thereof by the Trustee,  constitutes  a valid and legally  binding  instrument  enforceable  against the Company in accordance  with its  terms,  except as the same may be  limited  by (i)  bankruptcy,  insolvency,  reorganization, fraudulent  transfer,  fraudulent  conveyance,  moratorium  or other  similar laws  affecting  the  enforcement  of creditors' rights and remedies  generally and (ii) the application of general  principles of equity  (regardless of whether such  enforceability  is considered in a proceeding in equity or at law),  including,  without  limitation,
(x) the possible  unavailability  of specific  performance,  injunctive relief or any other remedy and (y) concepts of  materiality,  reasonableness,  good faith,  fair dealing and equitable  subordination;  and, to the best of our knowledge,  the  Indenture has been duly  qualified  under the Trust  Indenture Act of 1939 (the "Trust  Indenture
Act").

2.       The Notes have been duly  authorized  by the Company and, when the Notes have been duly  authenticated  by the Trustee in accordance  with the  provisions  of the Indenture and upon payment and delivery in accordance  with the Agreement,  the Notes,  subject to the  qualifications  in paragraph 1 above, will constitute valid and legally binding  obligations of the Company  enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture.

3.       The statements  made in the Prospectus  under  "Description of Debt  Securities"  and  "Description of the
Notes,"  insofar as they  purport to  constitute  summaries  of the terms of the Notes,  and under  "Underwriting,"
insofar as they  purport to describe  the  provisions  of the laws and  documents  referred to therein,  constitute accurate summaries of the terms of such documents in all material respects.

4.       The  Commission  has issued an  appropriate  order under the Public  Utility  Holding  Company Act of 1935 dated March 20, 1998 with respect to the issuance and sale of the Notes (the "Holding  Company Act Order"),  which, to the best of our  knowledge,  remains in full force and effect on the date hereof,  authorizing  the issuance and sale by the  Company of such  Notes;  and the  Holding  Company  Act Order is the only  approval  or consent of any governmental  body  legally  required  for the  authorization  of the issuance and sale of the Notes by the Company pursuant  to the terms of the  Agreement,  except for such  approvals  or  consents  as may be  required  under the
Securities Act or the Trust Indenture Act or under state or other securities or blue sky laws.

5.       The Agreement has been duly authorized, executed and delivered by the Company.

         We have not  independently  verified the  accuracy,  completeness  or fairness of the  statements  made or included in the  Registration  Statement,  the Prospectus or the Exchange Act Documents and take no  responsibility therefor,  except as and to the extent  set forth in  paragraph  3 above or as they  relate to us. In the course of the  preparation  by the Company of the  Registration  Statement  and the  Prospectus  (excluding  the Exchange Act
Documents),  we  participated  in  conferences  with certain of its officers  and  employees,  with counsel for the
Company, with representatives of PricewaterhouseCoopers  LLP, the Company's independent accountants,  and with your representatives.  We did not prepare the Exchange Act  Documents or  participate  in the  selection of  information contained  therein  or  omitted  therefrom  by the  Company;  however,  we did review  drafts of the  Exchange  Act
Documents  prior to their  filing  with the  Commission.  Based on our review of the  Registration  Statement,  the
Prospectus  and the Exchange Act  Documents,  our  investigations  made in connection  with the  preparation of the
Registration  Statement  and  the  Prospectus  (excluding  in  each  case  the  Exchange  Act  Documents)  and  our participation  in the  conferences  referred  to above,  (i) we are of the  opinion  that each of the  Registration
Statement,  as of the  date  it was  declared  effective  by the  Commission  under  the  Securities  Act,  and the
Prospectus,  at the time it was filed under Rule 424(b) of the rules and  regulations of the  Commission  under the
Securities Act,  complied as to form in all material  respects with the  requirements of the Securities Act and the
Trust  Indenture  Act and the  applicable  rules and  regulations  of the  Commission  under such Acts and that the
Exchange  Act  Documents  complied as to form when filed in all  material  respects  with the  requirements  of the
Exchange Act and the applicable  rules and  regulations of the Commission  thereunder,  except that in each case we express no opinion with respect to the financial  statements or other  financial or  statistical  data contained or incorporated by reference in the  Registration  Statement,  the Prospectus or the Exchange Act Documents,  and (ii)
we have no reason to believe that the  Registration  Statement,  as of the date the Annual  Report was filed by the
Company with the  Commission  under the Exchange Act,  contained an untrue  statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the  statements  therein not misleading or that the  Prospectus,  at the time it was filed under Rule 424(b) of the rules and regulations of the Commission under the  Securities Act or as of the date hereof,  contained or contains any untrue  statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements  made therein,  in the light of the  circumstances  under which they were made, not  misleading,  except that in each case we express no opinion or  belief  with  respect  to the  financial  statements  or other  financial  or  statistical  data  contained  or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents.

         We are members of the Bar of the State of New York,  and we do not express any opinion  herein  concerning any law other than the law of the State of New York,  the Federal law of the United  States of America  and, to the
extent set forth herein,  the law of the State of New Jersey.  Insofar as the opinions  expressed  herein relate to or are dependent  upon matters  governed by the law of the State of New Jersey,  we have relied upon the opinion of
Stryker, Tams & Dill LLP referred to above.

         This opinion is rendered to you in connection with the above-described  transaction.  This opinion may not be relied upon by you or any of the other  Underwriters for any other purpose,  or relied upon by, or furnished to, any other person, firm or corporation, without our prior written consent.

                                                     Very truly yours,

                                                     PILLSBURY WINTHROP LLP